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                                                                    EXHIBIT 32.1





                      CERTIFICATION OF CHIEF ADMINISTRATIVE
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS



         I, Steven A. Schumm, the Chief Administrative Officer of Enstar Income/Growth Program Six-A, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

    o fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/  Steven A. Schumm
                                                    ---------------------------
                                                    Steven A. Schumm
                                                    Chief Administrative Officer
                                                    November 14, 2003